Financial Statements
Unaudited

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)
September 30, 2008

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Financial Statements

September 30, 2008

Contents

Consolidated Portfolio Asset Allocation	2

Unaudited Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities	3
Consolidated Statement of Investments	4
Consolidated Statement of Operations	9
Consolidated Statements of Changes in Net Assets	10
Consolidated Statement of Cash Flows	11
Notes to Consolidated Financial Statements	12

Supplemental Information

Consolidating Statement of Assets and Liabilities	26
Consolidating Statement of Operations	27

Tennenbaum Opportunities Fund V, LLC (the “Company”) files a schedule of its investment in Tennenbaum Opportunities Partners V, LP (the “Partnership”) with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  Investments listed in the Consolidated Statement of Investments are held by the Partnership, which also files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Forms N-Q of the Company and the Partnership are available on the SEC’s website at http://www.sec.gov.  The Forms N-Q of the Company and the Partnership may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the proxy voting guidelines of the Company and the Partnership and information regarding how the Company and the Partnership voted proxies relating to portfolio investments during the most recent twelve-month period may be obtained without charge on the SEC’s website at http://www.sec.gov, or by calling the advisor of the Company and the Partnership, Tennenbaum Capital Partners, LLC, at (310) 566-1000.  Collect calls for this purpose are accepted.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Portfolio Asset Allocation (Unaudited)

September 30, 2008

Portfolio Holdings by Investment Type (% of Cash and Investments)

Portfolio Holdings by Industry (% of Cash and Investments)

Telecom Wireline	17.2%
Data Processing, Hosting and Related Services	11.3%
Communications Equipment Manufacturing	8.4%
Satellite Telecommunications	7.7%
Motor Vehicle Parts Manufacturing	7.1%
Cable Service Carriers	6.8%
Gambling Industries	5.4%
Glass and Glass Products Manufacturing	3.5%
Offices of Real Estate Agents and Brokers	3.3%
Semiconductor and Other Electronic Component Manufacturing	2.9%
Industrial Machinery Manufacturing	2.7%
Motor Vehicle Manufacturing	2.2%
Depository Credit Intermediation	2.2%
Sporting Goods, Hobby and Musical Instrument Stores	2.2%
Clothing Stores	1.9%
Petroleum and Coal Products Manufacturing	1.8%
Computer and Peripheral Equipment Manufacturing	1.5%
Architectural, Engineering, and Related Services	1.4%
Radio and Television Broadcasting	1.1%
Management, Scientific, and Technical Consulting Services	0.9%
Activities Related to Credit Intermediation	0.6%
Other Amusement and Recreation Industries	0.4%
Plastics Product Manufacturing	0.4%
Home Furnishings Stores	0.2%
Cash and Cash Equivalents	6.9%

Total	100.0%

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Assets and Liabilities (Unaudited)

September 30, 2008

Assets
Investments, at fair value
Unaffiliated issuers (cost $1,329,787,990)	$1,134,102,235
Affiliates (cost $225)	225
Total investments (cost $1,329,788,215)	1,134,102,460

Cash and cash equivalents	84,274,025
Subscriptions receivable	110,500,000
Receivable for open trades	10,718,145
Accrued interest income from investments in unaffiliated issuers	16,830,045
Deferred debt issuance costs	6,703,333
Deferred equity placement costs	1,074,600
Prepaid expenses and other assets	3,295,469
Total assets	1,367,498,077

Liabilities
Credit facility payable	386,463,600
Payable for investments purchased	64,846,906
Equity placement costs payable	2,952,069
Management and advisory fees payable	2,762,500
Interest payable	1,907,730
Accrued expenses and other liabilities	355,430
Total liabilities	459,288,235

Preferred stock
Series Z; $500/share liquidation preference; 560 shares authorized, issued and outstanding	280,000
Accumulated distributions on Series Z preferred stock	17,428
Total preferred stock	297,428

Preferred limited partner interests
Series A preferred limited partner interests in Tennenbaum
Opportunities Partners V, LP; $20,000/interest liquidation preference;
25,000 interests authorized, 11,800 interests issued and outstanding	236,000,000
Accumulated dividends on Series A preferred limited partner interests	1,214,539
Total preferred limited partner interests	237,214,539

Minority interest
General partner interest in Tennenbaum Opportunities Partners V, LP	-

Net assets applicable to common shareholders	$670,697,875

Composition of net assets applicable to common shareholders
Common stock, $0.001 par value; unlimited shares authorized, 45,156.3716 shares
issued and outstanding, 7,847.5588 shares subscribed and pending issuance	$53
Paid-in capital in excess of par	859,838,990
Accumulated net investment income	36,215,467
Accumulated net realized loss	(31,425,016)
Accumulated net unrealized depreciation	(193,914,191)
Accumulated dividends to Series Z preferred shareholders	(17,428)
Net assets applicable to common shareholders	$670,697,875

Common stock, NAV per share	$12,653.74

See accompanying notes.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Statement of Investments  (Unaudited)

September 30, 2008

Showing Percentage of Total Cash and Investments of the Company

	Principal	Fair	Percent of Cash
Investment	Amount	Value	and Investments

Debt Investments (83.51%)
Bank Debt (70.82%) (1)
Cable Service Carriers (6.80%)
Bresnan Communications, LLC, 2nd Lien Term Loan, LIBOR +4.5%, due 3/29/14
(Acquired 11/22/06, Amortized Cost $20,196,094)	$19,750,000	$17,824,375	1.46%
Casema, Mezzanine Term Loan, EURIBOR + 4.5% Cash + 4.75% PIK, due 9/12/16
(Acquired 7/16/08 and 7/22/08, Amortized Cost $23,451,787) - (Netherlands) (3)	€15,010,175.00	19,840,894	1.63%
Primacom AG, Mezzanine Term Loan, EURIBOR + 3.5% Cash + 7% PIK, due 11/21/17
(Acquired 12/28/07, Amortized Cost $46,394,702) - (Germany) (3)	€31,425,395.00	45,170,360	3.71%
Total Cable Service Carriers		82,835,629

Communications Equipment Manufacturing (8.37%)
Dialogic Corporation, Senior Secured Notes, LIBOR +10%, due 9/30/10
(Acquired 9/9/08 and 9/10/08, Amortized Cost $39,548,000)	$40,000,000	41,000,000	3.37%
Enterasys Network Distribution Ltd., 2nd Lien Term Loan, LIBOR +9.25%, due 2/22/11
(Acquired 3/9/07, Amortized Cost $2,588,317) - (Ireland)	$2,614,462	2,588,317	0.21%
Enterasys Networks, Inc., 2nd Lien Term Loan, LIBOR +9%, due 2/22/11
(Acquired 3/9/07, Amortized Cost $11,348,775)	$11,463,409	11,348,775	0.93%
Mitel Networks Corporation, 1st Lien Term Loan, LIBOR +3.25%, due 8/10/14
(Acquired 12/13/07, Amortized Cost $49,794,210)	$52,972,564	47,039,637	3.86%
Total Communications Equipment Manufacturing		101,976,729

Computer and Peripheral Equipment Manufacturing (1.53%)
Palm, Inc., Tranche B Term Loan, LIBOR +3.5%, due 4/24/14
(Acquired 12/13/07, Amortized Cost $27,236,783)	$30,263,093	18,611,802	1.53%

Data Processing, Hosting and Related Services (10.86%)
GXS Worldwide, Inc., 1st Lien Term Loan, LIBOR +4%, due 3/31/13
(Acquired 10/12/07, Amortized Cost $24,149,948) (8)	$24,642,804	23,287,450	1.91%
GXS Worldwide, Inc., 2nd Lien Term Loan, LIBOR + 7.5%, due 9/30/13
(Acquired 10/12/07, Amortized Cost $59,360,204) (8)	$60,264,167	57,853,600	4.75%
Terremark Worldwide, Inc., 1st Lien Term Loan, LIBOR + 3.75%, due 7/31/12
(Acquired 8/1/07, Amortized Cost $15,093,335)	$15,093,335	14,414,135	1.18%
Terremark Worldwide, Inc., 2nd Lien Term Loan,
LIBOR + 3.25% Cash + 4.5% PIK, due 1/31/13
(Acquired 8/1/07, Amortized Cost $38,626,982)	$38,845,330	36,854,507	3.02%
Total Data Processing, Hosting and Related Services		132,409,692

Gambling Industries (3.15%)
Gateway Casinos, Inc., 2nd Lien Term Loan, LIBOR+5.50%, due 3/31/15
(Acquired 5/30/08, 6/5/08, 6/12/08 and 6/26/08, Amortized Cost $41,466,250)	$61,000,000	31,516,687	2.59%
Tropicana Entertainment, Term Loan, Prime + 3.25%, due 1/03/12
(Acquired 12/7/07 and 12/11/07, Amortized Cost $9,612,500)	$10,000,000	6,815,000	0.56%
Total Gambling Industries		38,331,687

Industrial Machinery Manufacturing (1.16%)
Edwards Limited 2nd Lien Term Loan, LIBOR + 5.75%, due 11/30/14
(Acquired 7/15/08, 8/14/08, and 9/03/08, Amortized Cost $14,662,500)	$21,750,000	14,137,500	1.16%

Management, Scientific, and Technical Consulting Services (0.91%)
Booz Allen Hamilton Mezzanine Loan, 11% Cash + 2% PIK, due 7/31/16
(Acquired 8/1/08, Amortized cost $11,240,579)	$11,354,118	11,041,880	0.91%

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

September 30, 2008

Showing Percentage of Total Cash and Investments of the Company

	Principal	Fair	Percent of Cash
Investment	Amount	Value	and Investments

Debt Investments (continued)
Motor Vehicle Parts Manufacturing (7.08%)
EaglePicher Corporation, 1st Lien Tranche B Term Loan, LIBOR +4.5%, 12/31/12
(Acquired 12/31/07, Amortized Cost $23,782,688)	$23,782,688	$22,942,374	1.88%
EaglePicher Corporation, 2nd Lien Term Loan, LIBOR +7.5%, 12/31/13
(Acquired 12/31/07, Amortized Cost $21,000,000)	$21,000,000	20,555,493	1.69%
Visteon Corporation, 1st Lien Term Loan, LIBOR +3%, due 6/13/13
(Acquired 11/16/07, 11/20/07, 12/14/07, 12/19/07, and 12/20/07,
Amortized Cost $61,610,533)	$71,627,582	42,761,666	3.51%
Total Motor Vehicle Parts Manufacturing		86,259,533

Motor Vehicle Manufacturing (1.72%)
General Motors Corporation, Revolver, LIBOR+1.75%, due 7/20/11
(Acquired 9/26/07, 9/27/07, 10/18/07, 11/07/07, 12/04/07,
and 12/14/07, Amortized Cost $29,337,553)	$32,000,000	20,930,897	1.72%

Offices of Real Estate Agents and Brokers (2.65%)
Realogy Corporation, Revolver, LIBOR + 2.25%, due 4/10/13
(Acquired 6/28/07, 7/9/07, 7/13/07, and 8/17/07, Amortized Cost $9,453,750)	$30,000,000	3,910,000	0.32%
Realogy Corporation, Term Loan B, LIBOR + 3%, due 10/10/13
(Acquired 7/17/07, 7/18/07, 7/19/07, 8/15/07, 8/16/07, 9/5/07,
9/12/07, 10/26/07, and 12/06/07, Amortized Cost $17,075,233)	$18,283,547	13,655,524	1.12%
Realogy Corporation, Delayed Draw Term Loan, LIBOR +3%, due 10/10/13
(Acquired 10/09/07, Amortized Cost $18,711,000)	$19,800,000	14,788,125	1.21%
Total Offices of Real Estate Agents and Brokers		32,353,649

Petroleum and Coal Products Manufacturing (1.79%)
Building Materials Corporation of America, 2nd Lien Term Loan, LIBOR + 5.75%, due 9/15/14
(Acquired 6/11/08 and 6/12/08, Amortized Cost $25,287,788)	$30,882,501	21,772,163	1.79%

Radio and Television Broadcasting (0.36%)
High Plains Broadcasting Operating Company, Term Loan, LIBOR + 5%, due 9/14/16
(Acquired 9/15/08, Amortized Cost $979,959)	$1,076,878	915,347	0.08%
Newport Television LLC, Term Loan B, LIBOR + 5%, due 9/14/16
(Acquired 5/1/08 and 5/29/08, Amortized Cost $3,704,099)	$4,070,439	3,459,873	0.28%
Total Radio and Television Broadcasting		4,375,220

Satellite Telecommunications (4.81%)
WildBlue Communications, Inc., 1st Lien Delayed Draw Term Loan,
LIBOR + 4.0% Cash + 2.5% PIK, due 12/31/09
(Acquired 6/28/07, Amortized Cost $28,890,446)	$30,427,838	28,520,012	2.34%
WildBlue Communications, Inc., 2nd Lien Delayed Draw Term Loan,
LIBOR + 5% Cash + 4.5% PIK, due 8/15/11
(Acquired 6/28/07, Amortized Cost $30,677,089)	$32,358,108	30,117,309	2.47%
Total Satellite Telecommunications		58,637,321

Semiconductor and Other Electronic Component Manufacturing (2.86%)
Isola USA Corporation, 1st Lien Term Loan, LIBOR + 6.75%, due 12/18/12
(Acquired 1/24/08, Amortized Cost $32,548,711)	$37,639,699	34,816,722	2.86%

Sporting Goods, Hobby and Musical Instrument Stores (0.22%)
Toys R Us, Real Estate Term Loan, LIBOR +3%, due 12/9/08
(Acquired 10/18/06, Amortized Cost $3,007,500)	$3,000,000	2,634,000	0.22%

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

September 30, 2008

Showing Percentage of Total Cash and Investments of the Company

	Principal Amount	Fair	Percent of Cash
Investment	or Shares	Value	and Investments

Debt Investments (continued)
Telecom Wireline (16.55%)
Cavalier Telephone Corporation, Senior Secured 1st Lien Term Loan,
LIBOR + 6.25% Cash + 1% PIK, due 12/31/12
(Acquired 4/18/08 and 4/24/08, Amortized Cost $1,874,292)	$2,400,249	$1,440,143	0.12%
Global Crossing Limited, Tranche B Term Loan, LIBOR + 6.25%, due 5/9/12
(Acquired 6/4/07, Amortized Cost $29,528,421)	$30,075,643	27,819,970	2.28%
Hawaiian Telcom Communications Inc., Tranche C Term Loan, LIBOR + 2.25%, due 4/30/12
(Acquired 4/22/08, 4/25/08, 4/28/08, 4/30/08, 5/15,08 and 5/19/08, Amortized Cost $2,204,970)	$2,901,086	2,021,091	0.17%
Hawaiian Telcom Communications Inc., Revolver, LIBOR + 2.25%, due 4/30/12
(Acquired 5/9/08 and 5/16/08, Cost $(1,644,383))	$8,097,801	(2,186,406)	-0.18%
Integra Telecom, Inc., 2nd Lien Term Loan, LIBOR + 7%, due 2/28/14
(Acquired 8/1/06, Amortized Cost $26,120,454) (8)	$27,208,806	24,215,837	1.99%
Integra Telecom, Inc., Term Loan, LIBOR + 10% PIK, due 8/31/14
(Acquired 9/05/07, Amortized Cost $39,714,017) (8)	$40,034,017	31,626,874	2.60%
Interstate Fibernet, Inc., 1st Lien Term Loan, LIBOR + 4%, due 7/31/13
(Acquired 8/01/07, Amortized Cost $29,505,178) (8)	$30,339,514	25,485,192	2.09%
Interstate Fibernet, Inc., 2nd Lien Term Loan, LIBOR + 7.5%, due 7/31/14
(Acquired 7/31/07, Amortized Cost $44,251,265) (8)	$44,752,265	41,574,854	3.41%
NEF Telecom Company BV, 2nd Lien Tranche D Term Loan,
EURIBOR + 5.5%, due 2/16/17
(Acquired 8/29/07, Amortized Cost $5,607,877) - (Netherlands) (3), (8)	€4,103,088	5,305,051	0.44%
NEF Telecom Company BV, Mezzanine Term Loan, EURIBOR + 10% PIK, due 8/16/17
(Acquired 8/29/07, Amortized Cost $51,972,065) - (Netherlands) (3), (8)	€37,529,456	44,252,786	3.63%
Total Telecom Wireline		201,555,392

Total Bank Debt (Cost $969,971,471)		862,679,816

Other Corporate Debt Securities (12.69%)
Architectural, Engineering, and Related Services (1.37%)
Alion Science & Technology Corporation, Senior Notes, 10.25%, due 2/1/15	$26,625,000	16,742,865	1.37%

Gambling Industries (2.28%)
Harrah's Operating Company Inc., Senior Notes, 10.75%, due 2/1/16	$34,055,000	17,708,600	1.45%
Harrah's Operating Company Inc., Senior Notes, 5.375%, due 12/15/13	$30,222,000	10,157,010	0.83%
Total Gambling Industries		27,865,610

Home Furnishings Stores (0.21%)
Linens 'n Things, Inc., Senior Secured Notes, LIBOR + 5.625%, due 1/15/14 (4)	$9,189,000	2,561,985	0.21%

Industrial Machinery Manufacturing (1.41%)
GSI Group Corporation, Senior Notes, 11%, due 8/20/13
(Acquired 8/20/08, Amortized Cost $17,761,186) (5), (8)	$20,743,000	17,175,204	1.41%

Motor Vehicle Manufacturing (0.32%)
Fleetwood Enterprises, Convertible Bond, 5.0%, due 12/15/23	$4,080,000	3,906,600	0.32%

Offices of Real Estate Agents and Brokers (0.64%)
Realogy Corporation, Senior Subordinated Notes, 12.375%, due 4/15/15	$13,099,000	5,008,403	0.41%
Realogy Corporation, Senior Notes, 10.5%, due 4/15/14	$6,284,000	2,843,510	0.23%
Total Offices of Real Estate Agents and Brokers		7,851,913

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

September 30, 2008

Showing Percentage of Total Cash and Investments of the Company

	Principal Amount	Fair	Percent of Cash
Investment	or Shares	Value	and Investments

Other Corporate Debt Securities (continued)
Other Amusement and Recreation Industries (0.43%)
Bally Total Fitness Holdings, Inc., Senior Subordinated Notes,
14% Cash or 15.625% PIK, due 10/1/13
(Acquired 10/01/07, Amortized Cost $13,385,761) (5)	$13,097,333	$5,238,933	0.43%

Plastics Product Manufacturing (0.36%)
Pliant Corporation, Senior Secured 2nd Lien Notes, 11.125%, due 9/1/09	$6,115,000	4,398,153	0.36%

Radio and Television Broadcasting (0.77%)
Radio One Inc., Sr. Sub Notes, 8.875%, due 7/1/11	$11,050,000	9,337,250	0.77%

Satellite Telecommunications (2.74%)
Satelites Mexicanos, Senior Secured FRN, LIBOR + 8.75%, due 11/30/11
(Acquired 3/13/08, 3/20/08, 3/24/08, 3/28/08, 3/31/08, 4/1/08, 4/3/08, 4/29/08, 5/13/08,
Amortized Cost $32,746,189) (5)	$35,199,380	33,440,819	2.74%

Sporting Goods, Hobby and Musical Instrument Stores (1.95%)
Michaels Stores, Inc., Senior Notes, 11.375%, due 11/01/16	$42,000,000	19,845,000	1.63%
Michaels Stores, Inc., Senior Unsecured Notes, 10%, due 11/01/14	$6,265,000	3,946,950	0.32%
Total Sporting Goods, Hobby and Musical Instrument Stores		23,791,950

Telecom Wireline (0.21%)
Hawaiian Telcom Communications, Senior FRN, LIBOR + 5.50%, due 5/1/13	$12,870,000	2,574,000	0.21%

Total Other Corporate Debt Securities (Cost $215,518,661)		154,885,282

Total Debt Investments (Cost $1,185,490,132)		1,017,565,098

Equity Securities (9.57%)
Activities Related to Credit Intermediation (0.62%)
Online Resources Corporation, Common Stock (4), (6)	974,000	7,567,980	0.62%

Clothing Stores (1.94%)
Stage Stores Inc., Common Stock	1,729,952	23,631,144	1.94%

Data Processing, Hosting, and Related Services (0.40%)
GXS Holdings, Inc., Common Stock
(Acquired 3/28/08, Cost $2,510,633) (4), (5), (9)	2,611,059	4,673,795	0.38%
GXS Holdings, Inc., Series A Preferred Stock
(Acquired 3/28/08, Cost $100,425) (4), (5), (9)	104,442	186,952	0.02%
Total Data Processing, Hosting, and Related Services		4,860,747

Depository Credit Intermediation (2.21%)
Doral GP Ltd., GP Interest
(Acquired 7/12/07, Cost $225) (2), (4), (5), (6)	100	225	0.00%
Doral Holdings, LP Interest
(Acquired 7/12/07, Cost $24,911,825) (4), (5)	24,911,825	26,880,000	2.21%
Total Depository Credit Intermediation		26,880,225

Glass and Glass Products Manufacturing (3.48%)
Owens Corning, Inc., Common Stock (4)	1,772,334	42,376,506	3.48%

Industrial Machinery Manufacturing (0.17%)
GSI Group, Inc., Warrant to purchase Common Shares
(Acquired 8/20/08, Cost $3,030,191) (4), (5), (8)	581,053	2,045,307	0.17%

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

September 30, 2008

Showing Percentage of Total Cash and Investments of the Company

	Principal Amount	Fair	Percent of Cash
Investment	or Shares	Value	and Investments

Equity Securities (continued)
Motor Vehicle Manufacturing (0.17%)
Fleetwood Enterprises, Inc., Common Stock (4)	2,046,038	$2,086,959	0.17%

Satellite Telecommunications (0.09%)
WildBlue Communications, Inc., Warrants to Purchase Common Stock
(Acquired 8/16/08, Cost $219,103) (4), (8)	16,893	1,149,907	0.09%

Telcom Wireline (0.49%)
NEF Kamchia Co-Investment Fund, LP Interest
(Acquired 7/31/07, Amortized Cost $8,963,704) (3), (4), (5), (8)	6,550,500	5,938,587	0.49%

Total Equity Securities (Cost $144,298,083)		116,537,362

Total Investments (Cost $1,329,788,215) (7)		1,134,102,460

Cash and Cash Equivalents (6.92%)
Chevron Funding, Commercial Paper, 1.93%, 10/6/08	$10,000,000	9,997,319	0.82%
Citicorp, Commercial Paper, 0.75%, 10/06/08	$10,000,000	9,993,333	0.82%
Citicorp, Commercial Paper, 2.50%, 10/03/08	$10,000,000	9,998,611	0.82%
GECC, Commercial Paper, 2.15%, 10/03/08	$10,000,000	9,998,806	0.82%
Toyota Motor Credit Corp., Commercial Paper, 2.00%, 10/01/08	$5,000,000	5,000,000	0.41%
Toyota Motor Credit Corp., Commercial Paper, 2.40%, 10/03/08	$18,500,000	18,497,533	1.52%
Union Bank of California, Commercial Paper, 2.10%, 10/03/08	$10,000,000	9,998,833	0.82%
Wells Fargo Overnight Repo, 0.55%, Collateralized by Federal Home Loan Bank Discount Note	$4,546,396	4,546,396	0.37%
Cash Denominated in Foreign Currency (Cost $3,497,073)	€556,725	784,537	0.07%
Cash Held on Account at Various Institutions	$5,458,657	5,458,657	0.45%
Total Cash and Cash Equivalents		84,274,025

Total Cash and Investments		$1,218,376,485	100.00%

Notes to Statement of Investments:

(1)
Investments in bank debt generally are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.

(2)	Affiliated issuer - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer).

(3)	Principal amount denominated in euros. Amortized cost and fair value converted from euros to U.S. dollars.

(4)	Non-income producing security.

(5)	Restricted security.

(6)	Not a controlling position.

(7)	Includes investments with an aggregate fair value of $62,781,084 that have been segregated to collateralize certain unfunded commitments.

(8)	Priced by an independent third-party pricing service.

(9)	Priced by the Investment Manager.

Aggregate purchases and aggregate sales of investment securities, other than Government securities, totaled $759,632,371 and $312,505,779 respectively.
Aggregate purchases includes securities received as payment in-kind.  Aggregate sales includes principal paydowns on debt securities.

The total value of restricted securities and bank debt as of September 30, 2008 was $958,259,638 or 78.65% of total cash and investments of the Partnership.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Operations (Unaudited)

Nine Months Ended September 30, 2008

Investment income
Interest income from unaffiliated issuers	$76,439,201
Dividend income	246,814
Other income	1,109,967
Total investment income	77,795,982

Operating expenses
Management and advisory fees	24,862,500
Interest expense	10,406,479
Amortization of deferred debt issuance costs	854,531
Commitment fees	709,494
Legal fees, professional fees and due diligence expenses	586,084
Insurance expense	240,944
Director fees	132,750
Custody fees	130,935
Other operating expenses	188,686
Total expenses	38,112,403

Net investment income	39,683,579

Net realized and unrealized loss
Net realized loss from investments in unaffiliated issuers	(22,657,998)

Net change in net unrealized depreciation on:
Investments	(139,131,763)
Foreign currency	(8,076,595)
Net change in net unrealized depreciation	(147,208,358)

Net realized and unrealized loss	(169,866,356)

Distributions to Series A preferred limited partners	(3,967,960)
Distributions to Series Z preferred shareholders	(27,497)
Net change in accumulated distributions to Series A preferred limited partners	535,139
Net change in reserve for dividends to Series Z preferred shareholders	10,447

Net decrease in net assets applicable to common shareholders resulting from operations	$(133,632,648)

See accompanying notes.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statements of Changes in Net Assets

	Nine Months Ended
	September 30, 2008	Year Ended
	(Unaudited)	December 31, 2007

Total common shareholder committed capital	$1,105,000,000	$1,105,000,000

Net assets applicable to common shareholders, beginning of period	$694,367,823	$145,281,047

Common shareholders contributions	110,500,000	628,500,000
Equity placement and offering costs charged to paid-in capital	(537,300)	(5,166,100)
Common shareholders contributions, net	109,962,700	623,333,900

Net investment income	39,683,579	454,615
Net realized loss on investments and foreign currency	(22,657,998)	(8,617,135)
Net change in net unrealized appreciation/depreciation
on investments and foreign currency	(147,208,358)	(47,924,422)
Distributions to Series A preferred limited partners from
net investment income	(3,967,960)	(1,846,664)
Distributions to Series Z preferred shareholders from
net investment income	(27,497)
Net change in accumulated distributions to Series A preferred
limited partners	535,139	(1,727,436)
Net change in reserve for dividends to Series Z preferred
shareholders	10,447	(22,711)
Net decrease in net assets applicable to common
shareholders resulting from operations	(133,632,648)	(59,683,753)

Distributions to common shareholders from:
Returns of capital	-	(14,563,371)

Net assets applicable to common shareholders, end of period
(including accumulated net investment income of
$36,215,467 at September 30, 2008 and distributions in
excess of net investment income of $7,793 at December 31, 2007)	$670,697,875	$694,367,823

See accompanying notes.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Cash Flows (Unaudited)

Nine Months Ended September 30, 2008

Operating activities
Net decrease in net assets applicable to common shareholders resulting from operations	$(133,632,648)
Adjustments to reconcile net decrease in net assets applicable to common shareholders resulting from operations to net cash used in operating activities:
Net realized loss on investments and foreign currency	22,657,998
Net change in net unrealized depreciation	147,208,358
Distributions paid to Series A preferred limited partners	3,967,960
Dividends paid to Series Z shareholders	27,497
Net change in accumulated distributions to Series A preferred limited partners	(535,139)
Net change in reserve for dividends to Series Z preferred shareholders	(10,447)
Income from paid in-kind capitalization	(12,378,502)
Accretion of original issue discount	(176,293)
Accretion of market discount	(299,823)
Amortization of deferred debt issuance costs	854,531
Amortization of rating agency fees	51,250
Changes in assets and liabilities:
Purchases of investments	(746,783,795)
Proceeds from sales, maturities and paydowns of investments	312,505,779
Increase in accrued interest income - unaffiliated issuers	(10,395,515)
Decrease in receivable for investments sold	12,932,803
Decrease in deferred equity placement costs	537,300
Increase in prepaid expenses and other assets	(3,181,679)
Decrease in payable for investments purchased	(30,809,560)
Decrease in interest payable	(1,041,851)
Decrease in accrued expenses and other liabilities	(3,717,232)
Net cash used in operating activities	(442,219,008)

Financing activities
Proceeds from issuance of common shares	221,000,000
Payments for equity placement costs	(1,163,954)
Proceeds from draws on credit facility	41,938,250
Proceeds from issuance of Series A preferred limited partner interests in Tennenbaum Opportunities Partners V, LP	160,000,000
Redemptions of Series A preferred limited partner interests in Tennenbaum Opportunities Partners V, LP	(100,000,000)
Distributions paid to Series A preferred limited partners	(3,967,960)
Dividends paid to Series Z preferred shareholders	(27,497)
Net cash provided by financing activities	317,778,839

Net decrease in cash and cash equivalents	(124,440,169)
Cash and cash equivalents at beginning of period	208,714,194
Cash and cash equivalents at end of period	$84,274,025

Supplemental disclosures
Interest payments	$10,305,214
Non-cash financing activities:
Equity placement and offering costs	4,444,046

See accompanying notes.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited)

September 30, 2008

1.  Organization and Nature of Operations

Tennenbaum Opportunities Fund V, LLC (the “Company”), a Delaware Limited Liability Company, is registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”).  The Company has elected to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes.  As a RIC, the Company will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements.  The Company was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities.  The stated objective of the Company is to achieve high total returns while minimizing losses.

The Company’s investment operations commenced on October 10, 2006.  On December 15, 2006, the Company contributed substantially all of its assets to Tennenbaum Opportunities Partners V, LP, a Delaware Limited Partnership (the “Partnership”), in exchange for 100% of the Partnership’s common limited partner interests in a non-taxable transaction.  The Partnership is also registered as a nondiversified, closed-end management investment company under the 1940 Act, but has elected to be treated as a partnership for U.S. federal income tax purposes.  Following the asset transfer, all portfolio activity has been conducted by and in the Partnership.

These consolidated financial statements include the accounts of the Company and the Partnership.  All significant intercompany transactions and balances have been eliminated in the consolidation.

The General Partner of the Partnership is SVOF/MM, LLC (“SVOF/MM”).  The managing member of SVOF/MM is Tennenbaum Capital Partners, LLC (“TCP”), which serves as the Investment Manager of both the Company and the Partnership.  Babson Capital Management LLC serves as Co-Manager of both the Company and the Partnership.  Substantially all of the equity interests in the General Partner are owned directly or indirectly by TCP, Babson Capital Management LLC and employees of TCP.  The Company, the Partnership, TCP, SVOF/MM and their members and affiliates may be considered related parties.

Company management consists of the Investment Manager and the Board of Directors.  Partnership management consists of the General Partner and the Board of Directors.  The Investment Manager and the General Partner direct and execute the day-to-day operations of the Company and the Partnership, respectively, subject to oversight from the respective Board of Directors, which sets the broad policies for the Company and performs certain functions required by the 1940 Act in the case of the Partnership.  The Board of Directors of the Partnership has delegated investment management of the Partnership’s assets to the Investment Manager and the Co-Manager.  Each Board of Directors consists of three persons, two of whom are independent.  The holders of the preferred interests voting separately as a class will be entitled to elect two of the Directors.  The remaining directors will be subject to election by holders of common interests and preferred interests voting together as a single class.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2008

1.  Organization and Nature of Operations (continued)

Company Structure

Total maximum capitalization of the consolidated Company is approximately $2.21 billion, consisting of $1.105 billion of common equity commitments, $369 million of preferred limited partner interests in the Partnership (the “Series A Preferred”), $736 million under a senior secured revolving credit facility issued by the Partnership (the “Senior Facility”) and $280,000 in Series Z preferred stock of the Company.  The contributed common equity, preferred equity and the amount drawn under the Senior Facility are used to purchase Partnership investments and to pay certain fees and expenses of the Partnership and the Company.  Most of these investments are included in the collateral for the Senior Facility.

The Company will liquidate and distribute its assets and will be dissolved on October 10, 2016, subject to up to two one-year extensions if requested by the Investment Manager and approved by the outstanding common shares.  The Partnership will liquidate and distribute its assets and will be dissolved on October 10, 2016, subject to up to two one-year extensions if requested by the General Partner and approved by the Company as the holder of the common limited partner interests in the Partnership.  However, the Operating Agreement and Partnership Agreement will prohibit liquidation of the Company and the Partnership, respectively, prior to October 10, 2016 if the Series A Preferred are not redeemed in full prior to such liquidation.

Common Equity

Investors have committed to purchase $1.105 billion of the Company’s common shares on dates specified by the Company over a period ending on or prior to April 10, 2009. The Company accepted initial commitments of $725 million in October of 2006 (the “First Close”) and received 20% of this initial commitment at its inception of operations on October 10, 2006.  The Company accepted additional commitments of $260 million on February 22, 2007 (the “Second Close”), and received an initial 20% of these additional commitments on or about February 26, 2007.  The Company accepted a final commitment of $120 million on or about July 2, 2007 (the “Third Close”), and received an initial 20% of this third commitment on or about July 6, 2007.  The Company has called and received additional common shareholder contributions as follows:

Call Date	Share Issuance Date	Percent of Commitment
June 28 / July 2, 2007	August 1, 2007	10%
July 27, 2007	August 31, 2007	20%
November 29, 2007	January 2, 2008	10%
December 28, 2007	February 1, 2008	10%
July 31, 2008	November 3, 2008	10%

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2008

1.  Organization and Nature of Operations (continued)

In order to ensure that the appropriate portion of the organizational, offering and operational expenses (excluding interest and preferred dividends) of the Company and the Partnership through the dates of the Second Close and the Third Close (each, a “Close”) was borne by the subscribers to the respective Close, the price per share of the initial drawdown in respect of the Second Close and the Third Close was net asset value plus a premium of approximately $873.88 and $1,815.34, respectively, and distributions in the aggregate amount of these premia ($308.50 and $148.24 per share, respectively) were declared to the Company’s common shareholders of record prior to the issuance of the new shares in the respective Close.  The aggregate effect of the premia received on the net asset value of the Company before the aforementioned distributions is reflected in the Financial Highlights as an increase from capital stock transactions of $456.74 per share, which was entirely offset by the aforementioned distributions.

As of September 30, 2008, the ratio of called to committed capital was 0.80:1.

Preferred Limited Partner Interests

At September 30, 2008, the Partnership had 11,800 Series A preferred limited partner interests (the “Series A Preferred”) issued and outstanding with a liquidation preference of $20,000 per interest.  The Series A Preferred are redeemable at the option of the Partnership, subject to certain limitations, and, during the ramp-up period, may be reissued. Additionally, under certain conditions, the Partnership may be required to either redeem certain of the Series A Preferred or repay indebtedness, at the Company’s option.  Such conditions would include a failure by the Partnership to maintain adequate collateral as required by its credit facility agreement or by the Statement of Preferences of the Series A Preferred, or a failure by the Partnership to maintain sufficient asset coverage as required by the 1940 Act.  At September 30, 2008, the Partnership was in full compliance with such requirements.  The Series A Preferred accrue dividends at an annual rate equal to LIBOR plus 0.65%, or in the case of any holders of Series A Preferred that are CP Conduits (as defined in the Senior Facility credit agreement), the higher of (i) LIBOR plus 0.65% or (ii) the CP Conduit’s cost of funds rate plus 0.65%, subject to certain limitations and adjustments.

2.  Summary of Significant Accounting Policies

Basis of Presentation

The consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”).  In the opinion of the Investment Manager and the General Partner, the consolidated financial results of the Company included herein contain all adjustments necessary to present fairly the consolidated financial position of the Company as of September 30, 2008, the consolidated results of its operations and its consolidated cash flows for the nine months then ended, and the consolidated changes in net assets for the nine months then ended and for the year ended December 31, 2007.  The following is a summary of the significant accounting policies of the Company and the Partnership.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2008

2.  Summary of Significant Accounting Policies (continued)

Investment Valuation

All of the Company’s investments are generally held by the Partnership.  Management values investments held by the Partnership at fair value based upon the principles and methods of valuation set forth in policies adopted by the Partnership’s Board of Directors and in conformity with procedures set forth in the Senior Facility and Statement of Preferences for the Series A Preferred.  Fair value is defined as the price that would be received to sell an investment in an orderly transaction between market participants at the measurement date.

Investments listed on a recognized exchange or market quotation system, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation.  Liquid investments not listed on a recognized exchange or market quotation system are valued by an approved nationally recognized pricing service or by using bid prices on the date of valuation as supplied by approved broker-dealers.

Semi-liquid investments, illiquid investments, and investments for which market quotations are determined to be unreliable are valued using valuations obtained from independent third party pricing or valuation services, or are valued internally by the Investment Manager under guidelines adopted by the Board of Directors and subject to their approval.

Investments valued internally by the Investment Manager are limited to 5% of the Total Capitalization of the Partnership, as defined in the Senior Facility.  Generally, to increase objectivity in valuing the Partnership’s assets, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible.  The Investment Manager’s valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future.  The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated.

Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), establishes a hierarchy that prioritizes the inputs used to measure fair value.  The level category in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety.  At September 30, 2008, the investments of the Partnership were categorized as follows:

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2008

2.  Summary of Significant Accounting Policies (continued)

Level	Basis for Determining Fair Value	Aggregate Value
1	Quoted prices in active markets for identical assets	$75,662,588
2	Other observable market inputs*	475,162,639
3	Independent third-party pricing sources that employ significant unobservable inputs	561,241,058
3	Internal valuations with significant unobservable inputs	22,036,175

* E.g. quoted prices in inactive markets or quotes for comparable instruments

Changes in investments categorized as Level 3 during the nine months ended September 30, 2008 were as follows:

	Independent Third Party Valuation	Investment Manager Valuation
Beginning balance	$65,950,305	$10,216,550
Net realized and unrealized gains (losses)	(64,884,455)	1,663,706
Net acquisitions and dispositions	241,182,081	10,155,919
Net transfers in/out of category	318,993,127	-
Ending balance	$561,241,058	$22,036,175

Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$(64,884,455)	$1,663,706

Investment Transactions

The Partnership records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of investments sold.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2008

2.  Summary of Significant Accounting Policies (continued)

Cash and Cash Equivalents

Cash consists of amounts held in accounts with brokerage firms and the custodian bank.  Cash equivalents consist of highly liquid investments with an original maturity of three months or less. For purposes of reporting cash flows, cash consists of the cash held with brokerage firms and the custodian bank, and cash equivalents maturing within 90 days.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Partnership’s policy that its custodian take possession of the underlying collateral, the fair value of which is required to exceed the principal amount of the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Partnership may be delayed or limited.

Restricted Investments

The Partnership may invest in instruments that are subject to legal or contractual restrictions on resale. These instruments generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these investments may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted investments is included at the end of the Statement of Investments.  Restricted investments, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Foreign Investments

The Partnership may invest in instruments traded in foreign countries and denominated in foreign currencies. At September 30, 2008, the Partnership had foreign currency denominated investments with an aggregate market value of approximately 9.8% of the Company’s consolidated cash and investments. Such positions were converted at the closing rate in effect at September 30, 2008 and reported in U.S. dollars. Purchases and sales of investments and income and expense items denominated in foreign currencies, when they occur, are translated into U.S. dollars on the respective dates of such transactions.  As such, foreign investment positions and transactions are susceptible to foreign currency as well as overall market risk. The Company reports that portion of the results of operations resulting from foreign exchange rates on investments separately from the gains or losses arising from changes in market prices of investments held. During the nine months ended September 30, 2008, such fluctuations from foreign exchange rates were largely offset by fluctuations in the value of foreign currency advances under the Partnership’s credit facility.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2008

2.  Summary of Significant Accounting Policies (continued)

Investments in foreign companies and securities of foreign governments may involve special additional risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government.  These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, securities and bank debt of some foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Debt Issuance Costs

Costs of $8,501,709 were incurred in connection with placing the Partnership’s Senior Facility.  These costs are being deferred and are amortized on a straight-line basis over eight years, the estimated life of the Senior Facility. The impact of utilizing the straight-line amortization method versus the effective-interest method is not expected to be material to the operations of the Company or the Partnership.

Equity Placement and Offering Costs

Placement and offering costs in 2006 and 2007 for the Company’s common equity were $1,245,000 and $5,796,512, respectively.  As of September 30, 2008, $5,241,100 of the costs have been charged to paid-in capital and $188,512 of the costs have been expensed; the remaining amount will be charged to paid-in capital in connection with future capital calls.

Organization Costs

Organization costs of $0.19 million were incurred in connection with the formation of the Company and the Partnership; $0.16 million were expensed to operations in 2006 and $0.03 million were expensed to operations in 2007.

Purchase Discounts

The majority of the Partnership’s high yield and distressed debt investments are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer and due to general market factors that influence the financial markets as a whole. GAAP requires that discounts on corporate (investment grade) bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. The process of accreting the purchase discount of a debt investment to par over the holding period results in accounting entries that increase the cost basis of the investment and record a noncash income accrual to the statement of operations. The Partnership considers it prudent to follow GAAP guidance that requires the Investment Manager to consider the collectibility of interest when making accruals. AICPA Statement of Position 93-1 discusses financial accounting and reporting for high yield debt investments for which, because of the credit risks associated with high yield and distressed debt investments, income recognition must be carefully considered and constantly evaluated for collectibility.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2008

2.  Summary of Significant Accounting Policies (continued)

Accordingly, when accounting for purchase discounts, management recognizes discount accretion income when it is probable that such amounts will be collected and when such amounts can be estimated.  A reclassification entry is recorded to reflect purchase discounts on all realized investments.  For income tax purposes, the economic gain resulting from the sale of debt investments purchased at a discount is allocated between interest income and realized gains.

Distributions to Common Interestholders

Distributions to the Company’s common shareholders are recorded on the ex-dividend date.  The timing and amount to be paid by the Partnership as a distribution to the Company is determined by the General Partner, which has provided the Investment Manager with criteria for such distributions, and is generally based upon the estimated taxable earnings of the Company.  The timing and amount to be paid by the Company as a distribution to its shareholders is determined by its Board of Directors, which has provided the Investment Manager with criteria for such distributions, and is generally based upon amounts received from the Partnership, less any Company expenses and dividends to Series Z Preferred Shareholders. Net realized capital gains are distributed at least annually.  As of September 30, 2008, the Company had distributed $14,563,371 to the common shareholders since inception.

Income Taxes

The Company intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. Accordingly, no provision for income taxes is required in the consolidated financial statements.  The Partnership’s income or loss is reported in the Partners’ income tax returns.  As of September 30, 2008, all tax years of the Company and the Partnership since inception remain subject to examination by federal and state tax authorities.  No such examinations are currently pending.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2008

2.  Summary of Significant Accounting Policies (continued)

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. Capital accounts within the financial statements are adjusted at year-end for any permanent book and tax differences. Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses, and will reverse in subsequent periods.

Cost and unrealized appreciation (depreciation) for U.S. federal income tax purposes of the investments of the Company at September 30, 2008 were as follows:

Unrealized appreciation	$10,771,848
Unrealized depreciation	(206,457,603)
Net unrealized depreciation	(195,685,755)

Cost	$1,329,788,215

Distributions and the net change in accumulated distributions to holders of the Series A Preferred Interests are treated as ordinary income for federal tax purposes.

Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable and accurate, actual results could differ from those estimates.

Recent Accounting Pronouncements

On January 1, 2008, the Company and the Partnership adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. The adoption of FAS 157 did not have a material impact on the financial statements of the Company or the Partnership.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2008

3.  Allocations and Distributions

The General Partner of the Partnership receives a performance allocation of 20% of net income and gain distributions, after the Company has received cumulative distributions from the Partnership equal to an 8% annual weighted-average return on its undistributed contributed equity, and the General Partner has received subsequent catch-up payments equal to 20% of cumulative income and gain distributions.  For purposes of determining whether the 8% return to the Company has been exceeded and whether the General Partner has received the catch-up amount, the performance of the Partnership includes the performance of the Company for periods prior to the inception of the Partnership.

Net investment income or loss, realized gain or loss on investments and appreciation or depreciation on investments is allocated to the Company and the General Partner in a manner consistent with that used to determine distributions.

The Company’s Series Z share dividend rate is fixed at 8% per annum.

4.  Management Fees and Other Expenses

The Investment Manager receives an annual management and advisory fee, payable monthly in arrears, equal to 1.50% of the sum of the maximum amount of the Series A Preferred, the maximum amount available under the Senior Facility, and the total committed common equity, subject to reduction by (i) returns of contributed common equity after the ramp-up period, (ii) the amount of the Senior Facility commitment when the Senior Facility is no longer outstanding and (iii) the amount of the Series A Preferred when less than $1 million in liquidation value of preferred securities is outstanding.  For purposes of computing the management fee, total committed capital at September 30, 2008 was $2.21 billion, consisting of $1.105 billion of common equity commitments, $369 million of Series A Preferred, and $736 million of debt.  In addition, the General Partner of the Partnership is entitled to an allocation as discussed in Note 3, above.  As compensation for its services, the Co-Manager receives a portion of the management fees paid to the Investment Manager.  The Co-Manager also receives a portion of any allocation paid to the General Partner.

The Company and the Partnership pay all respective expenses incurred in connection with the business of the Company and the Partnership, including fees and expenses of outside contracted services, such as custodian, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers’ and finders’ fees relating to investments and any other transaction costs associated with the purchase and sale of investments of the Partnership.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2008

5.  Senior Secured Revolving Credit Facility

The Partnership has entered into a credit agreement with certain lenders, which provides for a senior secured revolving credit facility (the “Senior Facility”) pursuant to which amounts may be drawn up to $736 million.  The Senior Facility matures December 15, 2014, subject to extension by the lenders at the request of the Partnership for one 364-day period.

Advances under the Senior Facility bear interest at LIBOR or EURIBOR plus 0.35% per annum, except in the case of loans from CP Conduits, which bear interest at the higher of (i) LIBOR or EURIBOR (as applicable) plus 0.35% or (ii) the CP Conduit’s cost of funds plus 0.35%, subject to certain limitations.  Short-term advances under the swingline facility bear interest at the LIBOR Market Index Rate plus 0.35% per annum or the main refinancing rate as set by the European Central Bank for such period, plus 0.85% per annum.  In addition to amounts due on outstanding debt, the Senior Facility accrues commitment fees of 0.15% per annum on the unused portion of the Senior Facility, or 0.20% per annum when less than $147,200,000 in borrowings are outstanding.

Foreign currency advances are reported in US dollars using the closing rate in effect on the date of valuation.  At September 30, 2008, outstanding borrowings included €83,000,000 (US $116,963,600), and interest payable included €12,349 (US $17,402).

6.  Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Partnership conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the New York area.

In the normal course of business, the Partnership’s investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Partnership’s custodian. These activities may expose the Company and the Partnership to risk in the event such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business.

Consistent with standard business practice, the Company and the Partnership enter into contracts that contain a variety of indemnifications. The maximum exposure of the Company and the Partnership under these arrangements is unknown. However, the Company and the Partnership expect the risk of loss to be remote.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2008

6.  Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk (continued)

The Partnership’s investments may include certain unfunded or partially funded loan commitments.  These commitments are reflected at fair value and may be drawn up to the principal amount shown.

7.  Related Parties

From time to time the Partnership advances payments to third parties on behalf of the Company which are reimbursed through deductions from distributions to the Company.  The Partnership has also recognized liabilities to third parties for equity placement costs of the Company which will be paid out of contributions by the Company.

8.  Series Z Preferred Capital

In addition to the Partnership’s Series A Preferred described in Note 1, the Company has 560 Series Z preferred shares issued and outstanding.  The Series Z preferred shares have a liquidation preference of $500 per share plus accumulated but unpaid dividends and pay dividends at an annual rate equal to 8% of liquidation preference.  The Series Z preferred shares are redeemable at any time at the option of the Company and may only be transferred with the consent of the Company.

9.  Shareholders’ Capital

Issuances of common stock during the nine months ended September 30, 2008 and during the year ended December 31, 2007 were as follows:

	Nine Months Ended September 30, 2008	Year Ended December 31, 2007
Number of shares issued	14,462.6732	23,443.6984
Number of shares subscribed and pending issuance	7,847.5588	14,462.6732
Less: number of shares subscribed in prior year	(14,462.6732)	-
Net increase	7,847.5588	37,906.3716

Gross proceeds from share issuance	$221,000,000	$407,500,000
Subscription receivable for common shares	110,500,000	221,000,000
Less: proceeds from shares subscribed in prior year	(221,000,000)	-
Equity placement and offering costs	(537,300)	(5,166,100)
Net proceeds	$109,962,700	$623,333,900

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2008

10.  Financial Highlights

	Nine Months Ended		October 10, 2006
	September 30, 2008	Year Ended	(Inception) to
	(Unaudited)	December 31, 2007	December 31, 2006

Per Common Share(1)
Net asset value, beginning of period	$15,376.96	$20,038.77	$20,000.00

Equity placement costs charged to paid-in capital	(10.14)	(355.40)	(10.34)

Investment operations:
Net investment income	835.60	(666.61)	(111.27)
Net realized and unrealized gain (loss)	(3,476.35)	(2,506.47)	164.16
Distributions to Series A preferred limited partners	(85.05)	(79.02)	-
Distributions to Series Z preferred shareholders	(0.61)
Net change in accumulated distributions to Series A preferred limited partners	13.08	(74.10)	(3.07)
Net change in reserve for dividends to Series Z preferred shareholders	0.25	(1.36)	(0.71)

Total from investment operations	(2,713.08)	(3,327.56)	49.11

Net increase from capital stock transactions	-	456.74	-

Distributions to common shareholders from capital returns	-	(1,435.59)	-
Net asset value, end of period	$12,653.74	$15,376.96	$20,038.77

Return on invested assets (2), (3)	(9.1)%	(3.3)%	3.2%

Total return to common shareholders (2), (4)	(17.8)%	(19.2)%	0.2%

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2008

10.  Financial Highlights (continued)

	Nine Months Ended		October 10, 2006
	September 30, 2008	Year Ended	(Inception) to
	(Unaudited)	December 31, 2007	December 31, 2006

Ratios and Supplemental Data:
Ending net assets attributable to common shareholders	$670,697,875	$694,367,823	$145,281,047
Net investment income (loss) / average common
shareholder equity (5), (6)	7.8%	0.1%	(3.3%)

Expenses and General Partner allocation/average
common shareholder equity:
Operating expenses (5), (6)	7.5%	11.7%	14.3%
General Partner interest allocation	0.0%	0.0%	0.0%
Total expenses and General Partner interest allocation	7.5%	11.7%	14.3%

Portfolio turnover rate (2)	31.5%	42.7%	6.1%
Weighted-average debt outstanding	$364,386,309	$125,714,977	$4,253,012
Weighted-average interest rate	3.8%	5.5%	5.7%
Weighted-average number of shares	46,932.0966	19,776.0839	7,250.0000
Average debt per share (7)	$7,764	$6,357	$587

Annualized Inception to Date Performance Data as of September 30, 2008:
Return on common equity (4)	(18.7%)
Return on invested assets (3)	(4.8%)
Internal rate of return (8)	(22.9%)

(1)	Per share changes in net asset value are computed based on the actual number of shares subscribed and outstanding during the time in which such activity occurred.

(2)	Not annualized for periods of less than one year.

(3)	Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(4)
Returns (net of dividends to preferred limited partners of the Partnership, allocations to the General Partner, and fund expenses, including financing costs and management fees) calculated on a monthly geometrically linked, time-weighted basis.

(5)	Annualized for periods of less than one year.

(6)
These ratios included interest expense but do not reflect the effect of dividend payments to preferred limited partners of the Partnership.  The ratio of  expenses to average common shareholder equity is higher in earlier periods, and net investment income to average common shareholder equity is reduced, due to the Company's relatively smaller capital base while the Company is ramping up.

(7)	Includes subscribed shares.

(8)
Returns are net of dividends to preferred limited partners of the Partnership, allocations to the General Partner and fund expenses, including financing costs and management fees.  Internal rate of return (“IRR”) is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays.  The internal rate of return presented assumes liquidation of the fund at net asset value as of the balance sheet date, and is reduced in earlier periods due to the equity placement and offering costs that were charged to paid-in capital and the organizational costs that were expensed at the inception of the fund.

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Consolidating Statement of Assets and Liabilities (Unaudited)

September 30, 2008

	Tennenbaum	Tennenbaum		Tennenbaum
	Opportunities	Opportunities		Opportunities
	Fund V, LLC	Partners V, LP		Fund V, LLC
	Standalone	Standalone	Eliminations	Consolidated
Assets
Investments, at fair value
Unaffiliated issuers	$-	$1,134,102,235	$-	$1,134,102,235
Affiliates	-	225	-	225
Total investments	-	1,134,102,460	-	1,134,102,460

Investments in subsidiary	671,804,872	-	(671,804,872)	-

Cash and cash equivalents	306,006	83,968,019	-	84,274,025
Subscriptions receivable	110,500,000	110,500,000	(110,500,000)	110,500,000
Receivable for open trades	-	10,718,145	-	10,718,145
Deferred debt issuance costs	-	6,703,333	-	6,703,333
Accrued interest income from investments	-	16,830,045	-	16,830,045
Deferred equity placement costs	1,074,600	-	-	1,074,600
Receivable from subsidiary	2,107,469	-	(2,107,469)	-
Receivable from parent	-	1,202,381	(1,202,381)	-
Prepaid expenses and other assets	52,013	3,243,456	-	3,295,469
Total assets	785,844,960	1,367,267,839	(785,614,722)	1,367,498,077

Liabilities
Credit facility payable	-	386,463,600	-	386,463,600
Payable for investments purchased	-	64,846,906	-	64,846,906
Equity placement costs payable	2,952,069	-	-	2,952,069
Management and advisory fees payable	-	2,762,500	-	2,762,500
Interest payable	-	1,907,730	-	1,907,730
Payable to subsidiary	111,702,381	-	(111,702,381)	-
Payable to parent	-	2,107,469	(2,107,469)	-
Accrued expenses and other liabilities	195,207	160,223	-	355,430
Total liabilities	114,849,657	458,248,428	(113,809,850)	459,288,235

Preferred interests/stock
Series A preferred limited partner interests;
$20,000/interest liquidation preference; 25,000 interests authorized, 8,800 interests issued and outstanding	-	236,000,000	-	236,000,000
Accumulated dividends on Series A preferred limited partner interests	-	1,214,539	-	1,214,539
Series Z preferred stock; $500/share liquidation preference; 560 shares authorized, issued and outstanding	280,000	-	-	280,000
Accumulated dividends on Series Z preferred stock	17,428	-	-	17,428
Total preferred interest/stock	297,428	237,214,539	-	237,511,967

Minority interest
General partner interest in Tennenbaum Opportunities
Partners V, LP	-	-	-	-

Net assets applicable to common shareholders	$670,697,875	$671,804,872	$(671,804,872)	$670,697,875

Composition of net assets applicable to common shareholders
Common stock	$53	$-	$-	$53
Paid-in capital in excess of par	859,838,990	-	-	859,838,990
Paid-in capital	-	861,802,930	(861,802,930)	-
Accumulated losses	(189,123,740)	(189,998,058)	189,998,058	(189,123,740)
Accumulated dividends to Series Z preferred shareholders	(17,428)	-	-	(17,428)
Net assets applicable to common shareholders	$670,697,875	$671,804,872	$(671,804,872)	$670,697,875

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Consolidating Statement of Operations (Unaudited)

Nine Months Ended September 30, 2008

	Tennenbaum	Tennenbaum		Tennenbaum
	Opportunities	Opportunities		Opportunities
	Fund V, LLC	Partners V, LP		Fund V, LLC
	Standalone	Standalone	Eliminations	Consolidated
Investment income
Interest income	$3,515	$76,435,686	$-	$76,439,201
Dividend income	-	246,814	-	246,814
Other income	-	1,109,967	-	1,109,967
Total interest and related investment income	3,515	77,792,467	-	77,795,982

Operating expenses
Management and advisory fees	-	24,862,500	-	24,862,500
Interest expense	-	10,406,479	-	10,406,479
Commitment fees	-	709,494	-	709,494
Amortization of deferred debt issuance costs	-	854,531	-	854,531
Legal fees, professional fees and due diligence expenses	99,269	486,815	-	586,084
Insurance expense	80,600	160,344	-	240,944
Director fees	44,250	88,500	-	132,750
Custody fees	-	130,935	-	130,935
Other operating expenses	60,432	128,254	-	188,686
Total expenses	284,551	37,827,852	-	38,112,403

Net investment income (loss)	(281,036)	39,964,615	-	39,683,579

Net realized and unrealized loss
Net realized loss on investments	-	(22,657,998)	-	(22,657,998)
Net change in net unrealized depreciation on investments and foreign currency	(133,334,562)	(147,208,358)	133,334,562	(147,208,358)
Net realized and unrealized loss	(133,334,562)	(169,866,356)	133,334,562	(169,866,356)

Distributions to Series A preferred limited partners	-	(3,967,960)	-	(3,967,960)
Distributions to Series Z preferred shareholders	(27,497)		-	(27,497)
Net change in accumulated distributions to Series A preferred limited partners	-	535,139	-	535,139
Net change in reserve for distributions to Series Z preferred shareholders	10,447	-	-	10,447

Net decrease in net assets applicable to common shareholders resulting from operations	$(133,632,648)	$(133,334,562)	$133,334,562	$(133,632,648)